                                                         Exhibit 10.2
                                               Chicago Mercantile Exchange Inc.
                                              Registration Statement on Form S-4



                          CHICAGO MERCANTILE EXCHANGE
             SENIOR MANAGEMENT SUPPLEMENTAL DEFERRED SAVINGS PLAN
             ----------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

SECTION 1......................................................................1
     General...................................................................1
          History, Purpose and Effective Date..................................1
          Administration.......................................................1
          Plan Year............................................................1
          Source of Benefit Payments...........................................1
          Expenses.............................................................2
          Effect on Other Benefit Plans........................................2
          Applicable Laws......................................................2
          Gender and Number....................................................2
          Notices..............................................................2
          Evidence.............................................................2
          Action by Exchange...................................................2

SECTION 2......................................................................3
     Participation.............................................................3
          Participant..........................................................3
          Plan Not Contract of Employment......................................3

SECTION 3......................................................................3
     Deferred Compensation; Plan Accounting....................................3
          Deferred Compensation Accounts.......................................3
          Deferral Election....................................................4
          Matching Credits.....................................................4
          Cash Balance Plan and TESP Make-Whole Credits........................4
          Adjustment of Accounts...............................................5

SECTION 4......................................................................5
     Payment of Plan Benefits..................................................5
          Vesting..............................................................5
          Termination of Employment............................................5
          Hardship Distributions...............................................6
          Beneficiary Designation..............................................6
          Distributions to Disabled Persons....................................6
          Benefits May Not be Assigned.........................................7
          Withholding for Tax Liability........................................7

SECTION 5......................................................................7
     Amendment and Termination.................................................7
          Administrative Amendments............................................7
          Amendments and Termination...........................................7

                          CHICAGO MERCANTILE EXCHANGE
             SENIOR MANAGEMENT SUPPLEMENTAL DEFERRED SAVINGS PLAN
             ----------------------------------------------------

                                   SECTION 1
                                   ---------

                                    General
                                    -------

     1.1. History, Purpose and Effective Date. The Chicago Mercantile
Exchange, an Illinois not-for-profit corporation (the "Exchange"), has maintained the Chicago Mercantile Exchange Senior Management Supplemental Deferred Savings Plan (the "Plan") to provide a select group of its key management employees with the opportunity to defer receipt of compensation and receive additional retirement income from the Exchange. The following provisions constitute an amendment, restatement, and continuation of the Plan, effective as of January 1, 1993 (the "Effective Date"). The Plan is intended to constitute a plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of sections 201(2), 301(a)(3), and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     1.2. Administration. The Exchange is the Plan Administrator of the Plan. The Plan Administrator may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such delegation may be revoked at any time. Until the Plan Administrator takes action to the contrary, the President of the Exchange shall be delegated the power and responsibility to take all actions assigned to or permitted to be taken by the Plan Administrator under Sections 3 and 4 hereof. The Secretary of the Exchange (or, on behalf of the Secretary of the Exchange, any Corporate Secretary or Assistant Secretary) shall certify to any interested person the names of the employees of the Exchange who are, from time to time, authorized to act an behalf of the Plan Administrator and who are responsible for the day-to-day operation and administration of the Plan. Any interpretation of the Plan by the Plan Administrator and any decision made by the Plan Administrator or its delegate on any other matter within its discretion is final and binding on all persons.

     1.3. Plan Year. The term "Plan Year" means the calendar year.

     1.4. Source of Benefit Payments. Subject to the terms and conditions of the Plan, any amount payable to or on account of a Participant under this Plan shall be paid from the general assets of the Exchange or from one or more trusts, the assets of which are subject to the claims of the Exchange's general creditors. The amounts payable hereunder shall be reflected on the accounting records of the Exchange but shall not be construed to create, or require the creation of, a trust, custodial or escrow account. None of the individuals entitled to benefits under the Plan shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Exchange or to any investment reserves, accounts, trusts or funds that the Exchange may purchase, establish or accumulate to aid in providing the benefits under the Plan, and any rights of such individuals under the Plan shall constitute unsecured contractual rights only. Nothing contained in the Plan shall constitute a guarantee by the Exchange that the assets of the Exchange shall be sufficient to pay any benefits to any person. Nothing contained in the Plan and no action taken pursuant to its provisions shall create a trust or fiduciary relationship at any kind between the Exchange and an employee or any other person.

     1.5. Expenses. The expenses of administering the Plan shall be borne by the Exchange.

     1.6 Effect on Other Benefit Plans. Any amounts credited or paid under this Plan shall not be considered to be compensation for the purposes of any qualified plan (within the meaning of section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code")), as maintained by the Exchange. The treatment of such amounts under other employee benefit plans shall be pursuant to the provisions of such plans.

     1.7. Applicable Laws. The Plan shall be construed and administered in accordance with the internal laws of the State of Illinois.

     1.8. Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

     1.9. Notices. Any notice or document required to be given to or filed with the Plan Administrator will be properly filed if delivered or mailed by registered mail, postage prepaid, to the Secretary of the Exchange, at its principal executive offices. The Plan Administrator may, by advance written notice to affected persons, revise such notice procedure from time to time. Any notice required under the Plan may be waived by the person entitled to notice.

     1.10. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

     1.11. Action by Exchange. Any action required or permitted to be taken by the Exchange shall be by resolution of its Board of Directors or its Executive Committee, or by a duly authorized officer of the Exchange.


                                   SECTION 2
                                   ---------

                                Participation
                                -------------

     2.1. Participant. The key employees of the Exchange eligible to participate in the Plan and the conditions for such participation shall be established, from time to time, by the Exchange; provided, however, that Participants shall be limited to a select group of management or highly compensated employees within the meaning of sections 201(2), 301(a)(3), and 401(a)(1) of ERISA. If the Exchange determines that participation by one or more Participants shall cause the Plan to be subject to Part 2, 3 or 4 of Title I of ERISA, the entire interest of such Participant or Participants under the Plan shall be immediately paid to such Participant or Participants or shall otherwise be segregated from the Plan in the discretion of the Exchange, and such Participant or Participants shall cease to have any interest under the Plan.

     2.2. Plan Not Contract of Employment . The Plan does not constitute a contract of employment, and participation in the Plan will not give any employee the right to be retained in the employ of the Exchange nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

                                   SECTION 3
                                   ---------

                    Deferred Compensation; Plan Accounting
                    --------------------------------------

     3.1. Deferred Compensation Accounts. The Plan Administrator shall maintain, or cause to be maintained, an Account in the name of each Participant which shall reflect the sum of the following amounts:

     (a) the amount of compensation deferred by the Participant in accordance with the provisions of subsection 3.2;

     (b) the amount of Matching Credits to be credited to the Participant's Account in accordance with subsection 3.3;

     (c) the amount of the Make-Whole Credits to be credited to the Participant's Account in accordance with subsection 3.4; and

     (d) the assumed rate of earnings to be credited to the Participant's Account in accordance with Subsection 3.5.

The beginning balance of each Participant's Account on the Effective Date shall be the amount credited to him under the Plan as in effect immediately prior to the Effective Date.

     3.2. Deferral Election. Subject to such terms, conditions, and limitations as the Plan Administrator may, from time to time, impose, a Participant who has elected the maximum salary reduction permitted under the Chicago Mercantile Exchange Tax Efficient Savings Plan (the "TESP") for any Plan Year may make an irrevocable election to defer receipt of compensation otherwise payable to him by the Exchange for that year, by filing a deferral election in writing with the Plan Administrator at such time and in such manner as the Plan Administrator shall provide, but in no case later than the day preceding the first day of such Plan Year. The maximum amount of compensation that may be deferred by a Participant for a Plan Year shall be equal to (a) minus (b) below:

     (a)  an amount equal to 20 percent of his compensation, as defined below;

     (b) the actual amount of the Tax Efficient Contributions made on his behalf under the TESP for such year.

For purposes or the Plan, a Participant's "compensation" for any Plan Year shall mean his base salary plus any bonus otherwise payable in that Plan Year. To the extent provided by the Plan Administrator, a Participant may make separate deferral elections with respect to base salary and bonus amounts. The Account of each Participant shall be credited with the amount deferred by the Participant as of the date on which such compensation would otherwise have been paid to the Participant or such other date as the Plan Administrator may reasonably provide.

     3.3. Matching Credits. Subject to such terms, conditions, and limitations as the Plan Administrator may, from time to time, impose, for each Plan Year, the Account of each Participant shall be credited with a "Matching Credit" at such time as the Plan Administrator shall determine. A Participant's Matching Credit for each Plan Year shall be equal to the total amount of compensation otherwise payable during that Plan Year which the Participant elected to defer in accordance with subsection 3.2 or, if less, the amount that, when added to the Participant's Matching Contributions for the year, does not exceed 3 percent of his compensation (excluding bonus) for such Plan Year.

     3.4. Cash Balance Plan and TESP Make-Whole Credits. To the extent that the amount credited to a Participant's account under the TESP in connection with the trading volume provisions of TESP or the Pension Plan for Employees of the Chicago Mercantile Exchange (the "Pension Plan"), either by reason of the limitation on compensation imposed by section 401(a)(17) of the Internal Revenue Code of 1986, as amended, or by reason of salary deferrals under this Plan, the Account of the Participant shall be credited with a "Make-Whole Credit" at such time as the Plan Administrator shall determine.

     3.5. Adjustment of Accounts. The amounts credited to a Participant's Account in accordance with subsections 3.2 and 3.3 shall be adjusted from time to time in accordance with uniform procedures established by the Plan Administrator to reflect the value of an investment equal to the Participant's Account balance in one or more assumed investments that the Plan Administrator offers from time to time, and which the Participant, directs the Plan Administrator to use for purposes of adjusting his Account. Such amount shall be determined without regard to taxes that would be payable with respect to any such assumed investment. The Plan Administrator may eliminate any assumed investment alternative at any time; provided, however, that the Plan Administrator may not retroactively eliminate any assumed investment alternative. To the extent permitted by the Plan Administrator, the Participant may elect to have different portions of his Account balance for any period adjusted on the basis of different assumed investments. Notwithstanding the election by Participants of certain assumed investments and the adjustment of their Accounts based on such investment decisions, the Plan does not require, and no trust or other instrument maintained in connection with the Plan shall require, that any assets or amounts which are set aside in trust or otherwise for the purpose of paying Plan benefits shall actually be invested in the investment alternatives selected by Participants.

                                   SECTION 4
                                   ---------

                           Payment of Plan Benefits
                           ------------------------

     4.1. Vesting. A Participant shall have at all times a fully vested and nonforfeitable interest in the amounts theretofore credited or required to be credited to his Account under Section 3.

     4.2. Termination of Employment. Upon a Participant's death or termination of active employment, the Participant's entire Account balance, including the Matching Credit on amounts deferred prior to the Participant's death or termination date, shall be paid to or an account of the Participant as follows:

     (a) in a single lump sum payment as soon as practicable after his date of death or termination or employment, or

      (b) if elected by the Participant, in annual installments over a period of 5 or fewer years; provided, however, that any such election by a Participant who resigns or is dismissed prior to his retirement date (within the meaning of the Pension Plan) shall require the consent of the Exchange.

     4.3. Hardship Distributions. The Plan Administrator may, pursuant to rules adopted by it and applied in a uniform manner, accelerate the date of distribution or a Participant's Account because of hardship at any time. "Hardship" shall mean an unforeseeable, severe financial condition resulting from (a) a sudden and unexpected illness or accident of the Participant or his dependent (as defined in section 152(a) of the Code; (b) loss of the Participants property due to casualty; or (c) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, but which may not be relieved through other available resources of the Participant, as determined by the Plan Administrator in accordance with uniform rules adopted by it.

     4.4. Beneficiary Designation. Each Participant from time to time, by signing a form furnished by the Plan Administrator, may designate any legal or natural person or persons (who may be designated contingently or successively) to whom his benefits under the Plan are to be paid if he dies before he receives all of his benefits. A beneficiary designation form will be effective only when the signed form is filed with the Plan Administrator while the Participant is alive and will cancel all beneficiary designation forms filed earlier. Except as otherwise specifically provided in this subsection 4.5, if a deceased Participant failed to designate a beneficiary as provided above, or if the designated beneficiary of a deceased Participant dies before him or before complete payment of the Participant's benefits, his benefits shall be said to the legal representative or representatives of the estate of the last to die of the Participant and his designated beneficiary.

     4.5. Distributions to Disabled Persons. Notwithstanding the provisions of this Section 4, if, in the Plan Administrator's opinion, a Participant or beneficiary is under a legal disability or is in any way incapacitated so as to be unable to manage his financial affairs, the Plan Administrator may direct that payment be made to a relative or friend of such person for his benefit until claim is made by a conservator or other person legally charged with the care of his person or his estate, and such payment shall be in lieu or any such payment to such Participant or beneficiary. Thereafter, any benefits under the Plan to which such Participant or beneficiary is entitled shall be paid to such conservator or other person legally charged with the care of his person or his estate.

     4.6. Benefits May Not be Assigned. Benefits payable under the Plan are expressly declared to be unassignable and nontransferable. Neither the Participant nor any other person shall have any voluntary or involuntary right to commute, sell, assign pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt, any benefits payable under the Plan. No part of the benefits payable shall be, prior to actual payment, subject to seizure or sequestration for payment of any debts, judgements, alimony or separate maintenance owed by the Participant or any other person, or be transferred by operation of law in the event of the Participant's or any other person's bankruptcy or insolvency.

     4.7. Withholding for Tax Liability. The Exchange may withhold or cause to be withheld from any payment of benefits made pursuant to the Plan any taxes required to be withheld and such sum as the Exchange may reasonably estimate to be necessary to cover any taxes for which the Exchange may be liable and which may be assessed with regard to such payment.


                                   SECTION 5
                                   ---------

                           Amendment and Termination
                           -------------------------

     5.1 Administrative Amendments. The President of the Exchange may make minor or administrative amendments to the Plan.

     5.2 Amendments and Termination. The Exchange may amend the Plan at any time. The Exchange may terminate the Plan at any time provided that it has made adequate provisions for any amount payable by it under the terms of the Plan as in effect on the date it terminates the Plan. Upon termination of the Plan, the Exchange may, in its discretion applied in a uniform manner to all Participants, cause a lump sum payment of all benefits for all Participants at substantially the same time.

     Dated this 17 day of March, 1994.


                          CHICAGO MERCANTILE EXCHANGE

                          By /s/ Gerald Beyer
                            ---------------------------------

                             Its EVP
                                 ----------------------------

                                FIRST AMENDMENT
                                       TO
                          CHICAGO MERCANTILE EXCHANGE
                        SENIOR MANAGEMENT SUPPLEMENTAL
                             DEFERRED SAVINGS PLAN
                        ------------------------------

     Pursuant to the authority reserved to the Chicago Mercantile Exchange (the "CME") by subsection 5.2 of the Chicago Mercantile Exchange Senior Management Supplemental Deferred Savings Plan (the "Plan"), the undersigned, as a duly authorized officer of the CME, hereby amends the Plan, effective as of January 1, 1995, by substituting the following for subsections 3.2 and 3.3 of the Plan:

     "3.2. Deferral Election. Subject to such terms, conditions, and limitations as the Plan Administrator may, from time to time, impose, a Participant may make an irrevocable election to defer receipt of compensation otherwise payable to him by the Exchange for any Plan Year, by filing a deferral election in writing with the Plan Administrator at such time and in such manner as the Plan Administrator shall provide, but in no case later than the day preceding the first day of such Plan Year. The maximum amount of compensation that may be deferred by a Participant for a Plan Year shall be equal to:

     (a) an amount equal to 20 percent of his compensation, as defined below, minus

     (b) the limit for that year established by section 402(g) of the Internal Revenue Code of 1986, as amended (the 'Code'), with respect to elective deferrals made on a pre-tax basis to tax-qualified cash or deferred arrangements under section 401(k) of the Code.

For purposes of the Plan, a Participant's 'compensation' for any Plan Year shall mean his base salary plus any bonus otherwise payable in that Plan Year. To the extent provided by the Plan Administrator, a Participant may make separate deferral elections with respect to base salary and bonus amounts. The Account of each Participant shall be credited with the amount deferred by the Participant as of the date on which such compensation would otherwise have been paid to the Participant or such other date as the Plan Administrator may reasonably provide.

     3.3. Matching Credits. Subject to such terms, conditions, and limitations as the Plan Administrator may, from time to time, impose, for each Plan Year, the Account of each Participant shall be credited with a 'Matching Credit, at such time as the Plan Administrator shall determine. A Participant's Matching Credit for each Plan Year shall be equal to the total amount of compensation otherwise payable during that Plan Year which the Participant elected to defer in accordance with subsection 3.2 or, if less, the amount that, when added to the maximum amount of 'Matching Contributions' that would be credited to the Participant for that year under the Exchange's Tax Efficient Savings Plan ('TESP') if the Participant made 'Tax Efficient Contributions' to TESP for that year equal to the amount set forth in 3.2(b) above, does not exceed 3 percent of his compensation (excluding bonus) for such Plan Year."

     IN WITNESS WHEREOF, the undersigned has executed this amendment this 14th day of December, 1994.

                                        /s/  William J. Brodsky
                                        ---------------------------
                                        William J. Brodsky, Trustee

                               SECOND AMENDMENT
                                      TO
                          CHICAGO MERCANTILE EXCHANGE
             SENIOR MANAGEMENT SUPPLEMENTAL DEFERRED SAVINGS PLAN
             ----------------------------------------------------

     By virtue and in exercise of the amending authority reserved to the Chicago Mercantile Exchange (the "Exchange") by the provisions of subsection 5.2 of the Chicago Mercantile Exchange Senior Management Supplemental Deferred Savings Plan (the "Plan"), and pursuant to the authority delegated to the undersigned officer of the Exchange by resolutions of its Board of Directors adopted on November 4, 1998 and November 16, 1998, the Plan is amended in the following particulars:

     1. Effective as of January 1, 1998, by substituting the following for subsection 3.3 of the Plan:

     "3.3. Matching Credits. Subject to such terms, conditions, and limitations as the Plan Administrator may, from time to time, impose, for each Plan Year, the Account of each Participant shall be credited with a 'Matching Credit' at such time as the Plan Administrator shall determine. A Participant's Matching Credit for each Plan Year beginning on or after January 1, 1998 shall be equal to the amount that, when added to the maximum amount of 'Matching Contributions' that would be credited to the Participant for that year under the Exchange's Tax Efficient Savings Plan ('TESP') if the Participant made 'Tax Efficient Contributions' to TESP for that year equal to the amount set forth in paragraph 3.2(b) above, does not exceed 3 percent of his base earnings (excluding bonus) for such Plan Year."

     2. Effective as of November 16, 1998, by adding the following new subsection to the Plan to follow immediately after subsection 4.7 thereof:

     "4.8. Cash-Out Election. Prior to a Participant's termination of active employment with the Exchange, the Participant may make a one-time election (a 'Cash-Out Election') to have his entire Account balance distributed to him, in a single lump sum payment, in cash, within 15 days following the date that such election is filed with the Exchange, subject to the following:

     (a) The amount actually distributed to an electing Participant under this subsection 4.8 shall be equal to the Participant's entire Account balance, reduced by an amount equal to 10 percent of such balance. The portion of the Participant's Account balance that is not distributed to the Participant pursuant to this paragraph (a) shall be forfeited as a penalty.

     (b) Notwithstanding the provisions of Section 3, for the remainder of the Plan Year in which the Cash-out Election is effective and for the next following Plan Year, no deferral election by the Participant under subsection 3.2 shall be given effect.

     (c) A Participant's Cash-Out Election shall not be effective unless the Participant makes a corresponding election under the Chicago Mercantile Exchange Supplemental Executive Retirement Plan.

Notwithstanding the foregoing provisions of this subsection 4.8, and without limiting the amending authority reserved to the Exchange by the provisions of
Section 5 of the Plan, the Exchange may amend this subsection 4.8 at any time and in any respect, even as to amounts previously credited to a Participant's Account, to the extent that the Exchange determines that such amendment is necessary or desirable by reason of any change in tax laws or regulations or interpretations thereof, provided, however, that no such amendment shall apply with respect to amounts actually distributed under this subsection 4.8 before the later of the date on which the amendment is adopted or effective."

  IN WITNESS WHEREOF, the undersigned officer of the Exchange has caused these presents to be executed on behalf of the Exchange this 8th day of December, 1998.

                                       CHICAGO MERCANTILE EXCHANGE

                                       By  Craig S. Donohue
                                           ------------------------
                                       Its SVP & General Counsel
                                           ------------------------

                           Administrative Guidelines
                          Chicago Mercantile Exchange
             Senior Management Supplemental Deferred Savings Plan

These administrative guidelines for the CME Senior Management Supplemental Deferred Savings Plan set forth the current guidelines for interpreting and administering certain sections of the Plan. The guidelines are to be used as a basic framework for the administration of the Plan, but may be changed at any time.

Section 2

     2.1  Participant
          -----------

          Key employees are defined to include all CME vice presidents and above and the CME corporate secretary. Officers of CME subsidiaries are not eligible to participate unless they are also officers of the CME.

Section 3

     3.2  Deferral Election
          -----------------

          Newly eligible employees may become Participants on July 1 so long as they make deferral elections before July 1 and within 30 days of becoming a vice president or other eligible employee. A newly eligible employee may choose to defer the amount permitted by Section 3.2 of the Plan based upon either: (1) his or her total annual compensation (from January 1 of the calendar year in which participation begins through the end of that year) or (2) the compensation he or she receives after beginning participation in the plan.

          All deferrals permitted by Section 3.2 of the Plan will be made and credited to Participants' accounts on a pro rata equal basis throughout the deferral period. For example, a Participant who elects to defer 10% of his compensation will receive an account credit equal to 10% of his compensation each pay period.

          Unless otherwise determined by the Plan Administrator, deferral elections are irrevocable. The Plan Administrator retains the right to require participants to reduce a deferral election when that reduction is required to ensure that the Participant does not defer more than the total amount permitted by the Plan. The Plan Administrator also retains the right to make a distribution from a Participant's account if that distribution is required to ensure that the Participant has not deferred more than the total amount permitted by the Plan.

Effective 7/1/94; revised 4/4/96 and 7/1/96

         (In 1994 only, a Participant is allowed to change his or her deferral election effective July 1, 1994.)

         An eligible employee will be considered a Participant for the purpose of receiving the Matching Credit only if he or she makes a deferral election.

    3.3  Matching Credits
         ----------------

         Accounts will be credited with the Matching Credits each pay period.

    3.4  Cash Balance Plan and TESP Trading Volume Make-Whole Credits
         ------------------------------------------------------------

         The TESP trading volume Make-Whole Credit will be credited to each Participant's account on December 31 of the year for which a trading volume contribution is authorized for TESP. The cash balance plan Make-Whole Credit will be credited to each Participant's account each pay period. These credits are calculated on not only the deferred amount, but also on any non-deferred amounts over the IRS compensation limit.

    3.5  Adjustment of Accounts
         ----------------------

         At the time of initial enrollment, each Participant shall elect the assumed investments for his or her account balance. Participants may invest in no more than two funds at any time and investment allocations may be made in multiples of 50% only. If a Participant fails to make an assumed investment for his or her account balance, the account will receive adjustment credits based on the Exchange's earnings rate on operating funds investments.

         Once a Participant makes an investment election, that election will stay in effect until it is changed, so long as the Participant continues to defer compensation as permitted by the Plan. Participants may reallocate their account balances and change investment direction with no greater frequency than once every six months.


Effective 7/1/94; revised 4/4/96 and 7/1/96